-----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 9, 1999


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-9532                   13-3836437
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)



  245 Park Avenue
  New York, New York                                                10167
---------------------                                           ------------
  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
-----------------------------------------------------------------

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

Information and Exhibits.
------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                                    Description
         ----------                                     -----------
               25                                       Form  T-1  Statement  of
                                                        Eligibility   under  the
                                                        Trust  Indenture  Act of
                                                        1939,     as    amended.
                                                        (Certain   exhibits   to
                                                        Form       T-1       are
                                                        incorporated          by
                                                        reference   to   Exhibit
                                                        25.1   of   Registration
                                                        Statement on Form S-3 of
                                                        Bear    Stearns    Asset
                                                        Backed Securities, Inc.,
                                                        filed  on  November  13,
                                                        1998 (File No.
                                                        333-9532)).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BEAR STEARNS ASSET BACKED
                              SECURITIES, INC.



                            By:   /s/ Jonathan Lieberman
                               ----------------------------------------
                                  Name:  Jonathan Lieberman
                                  Title:  Managing Director



Dated:  April 9, 1999

Exhibit Index


Exhibit          Description                                              Page
-------          -----------                                              ----
25               Form T-1 Statement of Eligibility under the Trust         6
                 Indenture  Act  of  1939,  as  amended.
                 (Certain   exhibits  to  Form  T-1  are
                 incorporated  by  reference  to Exhibit
                 25.1 of Registration  Statement on Form
                 S-3  of  Bear   Stearns   Asset  Backed
                 Securities,  Inc. filed on November 13,
                 1998 (File No. 333-9532)).

                                   EXHIBIT 25

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                        41-1592157
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                     Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                        55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-1
               (Exact name of obligor as specified in its charter)

Delaware                                                       Pending
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                              Identification
No.)

c/o Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland                                               21044
(Address of principal executive offices)                       (Zip code)

                          -----------------------------
                  American Residential Eagle Bond Trust 1999-1
               Mortgage-Backed LIBOR Notes, Class A, Series 1999-1
                       (Title of the indenture securities)
===============================================================================

Item 1.  General Information.  Furnish the following information as to the
         -------------------
         trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                       The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility.
                                    Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of
                                    the trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence
                                    business issued June 28, 1872, by the
                                    Comptroller of the Currency to
                                    The Northwestern National Bank of
                                    Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 5th day of April, 1999.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Amy Wahl
                                            -----------------------------------
                                            Amy Wahl
                                            Assistant Vice President

                                               EXHIBIT 6



April 9, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Amy Wahl
                                            ----------------------------------
                                            Amy Wahl
                                            Assistant Vice President

                                BROWN & WOOD LLP
                           815 Connecticut Ave., N.W.
                            Washington, DC 20006-4004
                            Telephone: (202) 973-0600
                            Facsimile: (202) 223-0485





                                                            April 9, 1999


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Bear Stearns Asset Backed Securities, Inc.
                           American Residential Eagle Bond Trust 1999-1
                           Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Ladies and Gentlemen:

         On  behalf  of  Bear  Stearns  Asset  Backed   Securities,   Inc.  (the
"Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for financial statements and exhibits in connection with the above-referenced transaction.


                                          Very truly yours,

                                          /s/ Tim Sadler
                                          ---------------------------------
                                          Tim Sadler


Enclosure